Provident Trust Strategy Fund
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 85.4%	Shares	Value
Computer Services - 6.0%
Accenture PLC, Cl A - Class A	46,482	$12,471,121

Distribution/Wholesale - 3.2%
Fastenal Co.	169,652	6,808,135

Finance-Credit Card - 12.6%
American Express Co.	30,171	11,161,761
Visa Inc. - Class A	43,042	15,095,260
		26,257,021

Finance-Investment Banking-Brokerages - 6.1%
The Charles Schwab Corp.	128,623	12,850,724

Investment Management-Advisor Services - 3.4%
T. Rowe Price Group Inc.	69,304	7,095,344

Retail-Building Products - 4.0%
The Home Depot, Inc.	24,635	8,476,903

Retail-Discount - 6.8%
Costco Wholesale Corp.	16,411	14,151,862

Retail-Gardening Products - 1.3%
Tractor Supply Co.	53,698	2,685,437

Retail-Major Department Stores - 4.5%
The TJX Companies, Inc.	61,045	9,377,122

Super-Regional Banks-US - 6.2%
PNC Financial Services Group, Inc.	61,775	12,894,296

Web Portals-Internet Service Providers - 31.3% (a)
Alphabet, Inc., Cl A - Class A	104,040	32,564,520
Alphabet, Inc., Cl C - Class C	104,795	32,884,671
		65,449,191
TOTAL COMMON STOCKS (Cost $41,386,224)		178,517,156

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 14.6%	Shares	Value
First American Treasury Obligations Fund - Class X, 3.68% (b)	30,601,595	30,601,595
TOTAL MONEY MARKET FUNDS (Cost $30,601,595)		30,601,595

TOTAL INVESTMENTS - 100.0% (Cost $71,987,819)		209,118,751
Liabilities in Excess of Other Assets - (0.0)% (c)		(98,696)
TOTAL NET ASSETS - 100.0%		$209,020,055

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	The rate shown represents the 7-day annualized yield as of December 31, 2025.
(c)	Represents less than 0.05% of net assets.

Provident Trust Strategy Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$178,517,156	$–	$–	$178,517,156
Money Market Funds	30,601,595	–	–	30,601,595
Total Investments	$209,118,751	$–	$–	$209,118,751

Refer to the Schedule of Investments for further disaggregation of investment categories.